UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2018

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.  Other Events

The Tax Cuts and Jobs Act, which decreased the corporate tax rate from 35 percent to 21 percent, was signed into law on Dec. 22, 2017, and became effective on Jan. 1, 2018. On February 16, 2018, the Indiana Utility Regulatory Commission (IURC) issued an order providing guidance on a process on how utilities can reflect in their rates and charges the effects of the recent reduction in federal tax rates. This guidance aligns with the intentions of Vectren Energy Delivery of Indiana - North and Vectren Energy Delivery of Indiana - South to request IURC authority to adjust rates and charges to begin providing the benefits of those tax reductions in the near term. If Vectren’s request is approved, the result will be lower energy bills for customers.

A copy of the Press Releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.3.

Item 9.01.    Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Vectren Corporation (Vectren Energy Delivery of Indiana-North) on February 16, 2018
99.2	Press Release issued by Vectren Corporation (Vectren Energy Delivery of Indiana-South) on February 16, 2018
99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
VECTREN UTILITY HOLDINGS, INC.
February 20, 2018

/s/ M. Susan Hardwick
M. Susan Hardwick
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 8.01:

Exhibit Number	Description
99.1	Press Release issued by Vectren Corporation (Vectren Energy Delivery of Indiana-North) on February 16, 2018
99.2	Press Release issued by Vectren Corporation (Vectren Energy Delivery of Indiana-South) on February 16, 2018
99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995